UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2021

ALLIED ESPORTS ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38266	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17877 Von Karman Avenue, Suite 300

Irvine, California, 92614

(Address of Principal Executive Offices) (Zip Code)

(949) 265-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AESE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 29, 2021, Allied Esports Entertainment, Inc. (“AESE”) and its direct and indirect wholly-owned subsidiaries, Allied Esports Media, Inc. (“Esports Media,” and together with the Company, the “Selling Parties”) and Club Services, Inc. (“CSI”), and Element Partners, LLC (“Element”) entered into Amendment No. 1 (the “Amendment”) to their Amended and Restated Stock Purchase Agreement (the “Agreement”) dated March 19, 2021.

Pursuant to the terms of the Agreement, the Selling Parties have agreed to sell 100% of the outstanding capital stock of CSI to Element. CSI is the Company’s indirect wholly-owned subsidiary that directly or indirectly owns 100% of the outstanding capital stock of each of the legal entities that collectively operate or engage in the Company’s poker-related business and assets (the “WPT Business”).

The Amendment increases the overall purchase price for the WPT Business from $90.5 million to $105 million payable at closing.

All other material terms of the Agreement, which was previously filed by AESE as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 22, 2021, remain the same.

AESE’s Board of Directors unanimously approved the Amendment. In connection with approval of the Amendment, the Company’s Board of Directors, in consultation with its financial and legal advisors, compared the terms of the Agreement, as amended by the Amendment, to the terms of the proposal received from Bally’s Corporation to acquire the WPT Business for $105 million. After such review, the Board of Directors determined that the Bally’s Corporation proposal did not constitute a “Superior Proposal” (as such term is defined in the Agreement).

The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 2.1. AESE encourages you to read the Amendment for a more complete understanding of the transaction.

Item 7.01 Regulation FD Disclosure

On March 30, 2021, the Company issued a press release announcing, among other things, the entry into the Amendment. This press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Important Additional Information and Where You Can Find It

AESE has filed with the SEC and mailed to its stockholders a Consent Solicitation Statement in connection with the transactions contemplated by the Original Agreement (as defined in the Agreement), and will file and mail to its stockholders supplemental materials with regards to the Agreement, as amended by the Amendment (collectively, the “Amended Agreement”). The Consent Solicitation Statement, as supplemented, will contain important information about AESE, CSI, the Amended Agreement, and the transactions contemplated thereby (the “Sale Transaction”). Investors and stockholders are urged to read the Consent Solicitation Statement and the supplemental materials carefully before making any decision to invest or consent to the Sale Transaction. Investors and stockholders will be able to obtain free copies of the Consent Solicitation Statement, supplemental materials and other documents filed by AESE with the SEC through the website maintained by the SEC at www.sec.gov or may contact AESE’s solicitor, Regan & Associates, Inc., by telephone (toll-free within North America) at 1-800-737-3426.

Participants in the Solicitation

In addition to Regan & Associates, Inc., AESE, its directors and executive officers may be deemed to be participants in the solicitation of consents with respect to the Sale Transaction. Information regarding AESE’s directors and executive officers and their ownership of AESE shares is contained in AESE’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2019 and its definitive consent solicitation statement for the Sale Transaction which was filed with the SEC on February 2, 2021, and is supplemented by other public filings made, and to be made, with the SEC. AESE’s directors and executive officers beneficially own approximately 6.6% of AESE’s common stock. Investors and stockholders may obtain additional information regarding the direct and indirect interests of AESE and its directors and executive officers with respect to the Sale Transaction by reading the Consent Solicitation Statement and other filings referred to above.

Cautionary Statement Regarding Forward-Looking Information

This communication contains certain forward-looking statements under federal securities laws. Forward-looking statements may include our statements regarding our goals, beliefs, strategies, objectives, plans, including product and service developments, future financial conditions, results or projections or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms, or other comparable terminology. For example, when we discuss the impacts of the Sale Transaction, the satisfaction of the closing conditions to the Sale Transaction, the timing of the completion of the Sale Transaction; and our plans following the Sale Transaction, we are using forward-looking statements. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. These factors include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended Agreement or could otherwise cause the Sale Transaction to fail to close; the outcome of any legal proceedings that may be instituted against us following the announcement of the Sale Transaction; the inability to complete the Sale Transaction, including due to failure to obtain approval of our stockholders or other conditions to closing; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Sale Transaction; a change in our plans to retain the net cash proceeds from the Sale Transaction; our inability to enter into one or more future acquisition or strategic transactions using the net proceeds from the Sale Transaction; and a decision not to pursue strategic options for the esports business. Most of these factors are difficult to predict accurately and are generally beyond our control. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. The business and operations of AESE are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this communication. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Further information on potential factors that could affect our business is described under “Item 1A. Risk Factors” in our amended Annual Report on Form 10-K/A for the year ended December 31, 2019, as filed with the SEC on March 17, 2020. Readers are also urged to carefully review and consider the various disclosures we made in such amended Annual Report on Form 10-K/A and the Consent Solicitation Statement with respect to the proposed Sale Transaction that we have filed with the SEC and mailed to our stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Amendment No. 1 to Amended and Restated Stock Purchase Agreement dated March 29, 2021 by and among Allied Esports Entertainment, Inc., Allied Esports Media, Inc., Club Services, Inc., and Element Partners, LLC

99.1	Press Release dated March 30, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2021

ALLIED ESPORTS ENTERTAINMENT, INC.

By:	/s/ Anthony Hung
Anthony Hung, Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1 to Amended and Restated Stock Purchase Agreement dated March 29, 2021 by and among Allied Esports Entertainment, Inc., Allied Esports Media, Inc., Club Services, Inc., and Element Partners, LLC

99.1	Press Release dated March 30, 2021

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